EXHIBIT 10.48


                                                                  Execution Copy
                           CITYSCAPE FINANCIAL CORP.
                               U.S. $125,000,000
                6% Convertible Subordinated Debentures due 2006

                            SUBSCRIPTION AGREEMENT


                                                                April 26, 1996


NATWEST SECURITIES LIMITED
BEAR STEARNS & CO. INC.
CIBC WOOD GUNDY SECURITIES CORP.
WASSERSTEIN PERELLA SECURITIES, INC.
c/o NatWest Securities Limited
      135 Bishopsgate
      London EC2M 3XT
      England

Ladies and Gentlemen:

      Cityscape Financial Corp., a Delaware corporation (the "Company"), proposes to issue and sell to the subscribers named on Schedule I hereto (the "Managers") U.S. $125,000,000 aggregate principal amount of 6% Convertible Subordinated Debentures due 2006 (the "Firm Debentures"), which are convertible into common stock of the Company, par value $0.01 per share (the "Common Stock"), at a conversion price of U.S. $52.50 per share, subject to adjustment under certain conditions. In addition, the Company shall, at the option (the "Option") of NatWest Securities Limited, Bear Stearns & Co. Inc., CIBC Wood Gundy Securities Corp. and Wasserstein Perella Securities, Inc. (the "Lead Managers"), issue and sell to the Managers up to an additional U.S. $18,750,000 aggregate principal amount of 6% Convertible Subordinated Debentures due 2006 on the terms and conditions and for the purposes set forth in Section 1b (the "Option Debentures"). The Firm Debentures and, if purchased, the Option Debentures are hereinafter collectively referred to as the "Debentures." The issuance and sale of the Debentures is hereinafter referred to as the "Offering." The Debentures are to be issued pursuant to an Indenture (the "Indenture") to be dated as of May 7, 1996, between the Company and The Chase Manhattan Bank, N.A., as trustee (the

"Trustee"). The shares of Common Stock issuable upon conversion of the Debentures are hereinafter collectively referred to as the "Conversion Shares."

      The Company hereby confirms its agreement with the several Managers as follows:

      1.    Agreement to Sell and Purchase.

      (a) On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, (i) the Company agrees to issue and sell to the Managers the Firm Debentures and (ii) each of the Managers, jointly and severally, agrees to subscribe and pay for or procure the subscription and payment for the Firm Debentures, on the Initial Closing Date (as defined in Section 3) at a subscription price (the "Initial Subscription Price") of 100% of the principal amount of the Firm Debentures plus accrued interest, if any, from May 7, 1996, less a selling concession of 1.8% of the principal thereof and a combined management and underwriting fee of 1.2% of the principal thereof. Each Debenture will be convertible at the option of the holder, at such times as specified in the Indenture into shares of Common Stock at a conversion rate of 19.048 shares of Common Stock per $1,000 principal amount of Debentures, subject to adjustment, as specified in the Indenture.

      (b) The Company hereby grants the Option to the several Managers to purchase, jointly and severally, the Option Debentures at the same price per Option Debenture as the Managers shall pay for the Firm Debentures. The Option may be exercised only to cover over-allotments in the sale of the Firm Debentures by the Managers and may be exercised once in whole or in part at any time on or before the date that is 30 days after the date hereof (or the next business day if the 30th day is not a business day) upon notice (the "Option Debentures Notice") in writing by the Lead Managers to the Company setting forth the aggregate principal amount of the Option Debentures to be purchased and the date of such purchase (such date, an "Option Closing Date"). The Initial Closing Date and Option Closing Date are sometimes herein referred to respectively as the related "Closing Dates". On the Option Closing Date, the Company will issue and sell to the Managers the principal amount of Option Debentures set forth in the related Option Debentures Notice and the Managers each jointly and severally agree to purchase such Option Debentures, and that each Manager will purchase such percentage of the related Option Debentures as is equal to the percentage of Firm Debentures that such Manager is to purchase on the Initial Closing Date, as adjusted by the Lead Managers in such manner as they may agree is advisable to avoid fractional Debentures.

      (c) The Debentures are to be offered and sold to the Managers pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Restricted Debentures (as hereinafter defined) and any Conversion Shares issued upon conversion of the Restricted Debentures, shall bear the following legend:


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


      "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE COMPANY THAT:

(I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT;

(II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS (OR SUCH SHORTER PERIOD AS SHALL BE PERMITTED AS A RESULT OF AN AMENDMENT TO THE RULES UNDER THE SECURITIES ACT IN RESPECT THEREOF) AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATED PERSON OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT

      (A)   TO THE COMPANY,

      (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,

      (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
            ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,

      (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT PURSUANT TO AND IN COMPLIANCE WITH REGULATION S,

      (E) IN A TRANSACTION ARRANGED BY A BROKER OR DEALER REGISTERED UNDER THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS

            AMENDED, TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT) THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR

      (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND

(III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. IF ANY RESALE OR OTHER TRANSFER OF THIS SECURITY IS PROPOSED TO BE MADE PURSUANT TO CLAUSE II(E) ABOVE PRIOR TO THE DATE WHICH IS THREE YEARS (OR SUCH SHORTER PERIOD AS SHALL BE PERMITTED AS A RESULT OF AN AMENDMENT TO THE RULES UNDER THE SECURITIES ACT IN RESPECT THEREOF) AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF, THE TRANSFEROR SHALL DELIVER A LETTER FROM THE TRANSFEREE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSES (II)(D), (E) AND (F) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE TRUSTEE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."


Upon original issuance thereof, and until such time as the same is no longer required under the requirements of The Depository Trust Company (the "Depository"), the Restricted Debentures issued in global form shall include the following paragraph:

            Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (55 Water Street, New York, New
      York) (the "Depository"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of the Depository (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL (inasmuch as the registered owner hereof, Cede & Co., has an interest herein).

      2.    Terms of the Offering.

      (a) The Lead Managers have advised the Company that the Managers will offer (the "Exempt Resales") the Debentures purchased by them hereunder on the terms set forth in the Offering Circular (as hereinafter defined), as amended or supplemented, solely to: (i) persons (each, a "Regulation S Purchaser") who are outside the "United States" and not "U.S. Persons," as such terms are defined in Regulation S promulgated under the Securities Act ("Regulation S"), and who are not purchasing for the account or benefit of a U.S. Person pursuant to and in compliance with Regulation S, (ii) persons (each, a "Rule 144A Purchaser") whom the Managers reasonably believe to be "qualified institutional buyers" ("QIBs"), as such term is defined in Rule 144A under the Securities Act ("Rule 144A"), and
(iii) a limited number of other persons whom the Managers reasonably believe to be institutional "accredited investors," as such term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who have made certain representations and agreements to the Company (each an "Accredited Investor") in a letter containing representations and agreements in the form attached to the Offering Circular as Appendix A. The Regulation S Purchasers, Rule 144A Purchasers and Accredited Investors are hereinafter referred to as the "Eligible Purchasers." The Managers have advised the Company that they will offer the Debentures to Eligible Purchasers initially at a price equal to 100% of the principal amount of the Debentures, together with accrued interest from May 7, 1996.

      (b) The Managers have offered and will offer and sell the Debentures (i) as part of their distribution at any time and (ii) otherwise until the expiration of the 40-day period (the "restricted period") commencing on the later of the commencement of the Offering and the related Closing Date, only in accordance with Rule 903 of Regulation S. Each of the Managers, their affiliates and the persons acting on their behalf have complied and will comply with the offering restrictions and other requirements of Regulation S.

      (c) Each Manager also severally agrees that, at or prior to confirmation of sales of Debentures (other than a sale by NatWest Securities Limited, acting through NatWest Securities Corporation, a registered broker-dealer affiliate of NatWest Securities Limited ("NSC")), and, with the prior approval of the Lead Managers, other Managers, acting through their registered broker-dealer affiliates, to QIBs in accordance with Rule 144A or to Accredited Investors, such Manager will have sent to each distributor, dealer or person receiving a selling commission, fee or other remuneration in respect of the Debentures during the restricted period a confirmation or notice to substantially the following effect:

            The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Securities Act) (i) as part of their distribution at any time or (ii) otherwise until the expiration of the 40-day period commencing on the later of the commencement of the offering and the related Closing Date, except in either case in accordance with Regulation S (or Rule 144A, if available or another available exemption from the registration requirements of the Securities Act; provided that in the case of such other exemption, the Company and Trustee may require an appropriate opinion of counsel, as required by the Indenture) under the Securities Act and the requirements of U.S. Treasury Regulation ss.1.163-5(c)(2)(i)(D)(1)(ii).

Terms used in this Section 2(c) have the meanings given to them by Regulation S.

      (d) Notwithstanding paragraph (b) above, NatWest Securities Limited, acting through NSC, and, with the prior approval of the Lead Managers, any other Manager, acting through its registered broker-dealer affiliate, may purchase Debentures for reoffer and resale to QIBs in accordance with Rule 144A (the "Rule 144A Debentures") or to Accredited Investors in a transaction exempt from registration under the Securities Act (the "Accredited Investor Debentures" and, together with the Rule 144A Debentures, the "Restricted Debentures"), on the basis that the Restricted Debentures will be issued in registered form as defined in U.S. Treasury Regulation ss.5f.103-1(c) and delivered to NSC, or a nominee designated by it, for the account of the purchasers thereof on the related Closing Date, the Restricted Debentures are "restricted" securities which have not been registered under the Securities Act.

      3. Delivery and Payment. The closing for the purchase and sale of the Firm Debentures shall occur at the offices of NatWest Securities Limited, 135 Bishopsgate, London, England EC2M 3XT, and simultaneously at the offices of Gibson, Dunn & Crutcher, special counsel for the Company, 200 Park Avenue, New York, New York 10166 at 3:00 p.m., London time, on May 7, 1996 or at such other time or on such other date as may be agreed upon by the Company and the Lead Managers (such date is hereinafter referred to as the "Initial Closing Date"). The Initial Subscription Price in respect of the Debentures sold to Regulation S Purchasers will be paid by the Lead Managers on behalf of the Managers to the Company (to such account as the Company shall, at least two business days prior thereto, have instructed the Lead Managers to make payment) on the Initial Closing Date in next day clearing house funds or, at the option of the Company, by wire transfer in same day funds less reimbursement to the Lead Managers for overnight interest at the then prevailing federal funds rate. Such payment shall be made against delivery of a temporary global certificate (the "Temporary Global Security") in respect of the Debentures sold to Regulation

S Purchasers, in bearer form without interest coupons or conversion rights, to a common depository for Morgan Guaranty Trust Company of New York, Brussels
Office, as operator (the "Euroclear Operator") of the Euroclear System ("Euroclear"), and Cedel Bank, societe anonyme ("Cedel"), and the Managers will arrange that, at their direction, the Euroclear Operator or Cedel will credit each Regulation S Purchaser with the aggregate principal amount of the Debentures allotted to it to the extent that the same have been subscribed and paid for by such Regulation S Purchaser. The Initial Subscription Price in respect of the Rule 144A Debentures and Accredited Investor Debentures will be paid by the Lead Managers on behalf of the Managers to the Company (to such account as the Company shall, at least two business days prior thereto, have instructed the Lead Managers to make payment) on the Initial Closing Date by wire transfer in same day funds. Such payment shall be made against (i) delivery to the Depository of one or more Debentures (the "Global Securities"), each in definitive form, registered in the name of Cede & Co., as nominee of the Depository, having an aggregate amount corresponding to the aggregate principal amount of Rule 144A Debentures sold to the Rule 144A Purchasers and (ii) delivery to the Managers, acting through NSC (delivery to be made to NSC, 175 Water Street, New York, NY 10038, or at such other place or places as NSC shall determine), of the Accredited Investor Debentures, each in definitive form, registered in such names and denominations as the Lead Managers may so request, having an aggregate principal amount corresponding to the aggregate principal amount of Accredited Investor Debentures sold to Accredited Investors. If the Option is exercised as to all or any portion of the Option Debentures, the closing and delivery and payment for such Option Debentures shall occur as set forth above on the Option Closing Date.

      4. Representations and Warranties of the Company. The Company represents, warrants and covenants as of the date hereof and, as set forth in Section 8(c) will represent, warrant and covenant as of the Initial Closing Date and Option Closing Date, to each Manager that:

      (a) The Company has prepared an offering circular to be dated the date hereof (including the appendices thereto, the "Offering Circular") relating to the Debentures and the Company. The Offering Circular will be in the form of the draft thereof previously provided to the Lead Managers, with only those changes therein as the Lead Managers shall have approved. Any reference herein to the Offering Circular or any amendment or supplement thereto shall be deemed to refer to and include the documents relating to the Company (including, without limitation, financial statements, financial statement schedules and exhibits) included as appendices, if any, thereto.

      (b) The Offering Circular, as of its date, contains, and as of the date thereof, each amendment or supplement thereto, if any, contains or will contain all the information specified in Rule 144A. Neither the Offering Circular nor any amendment or supplement thereto contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this Section 4(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Manager furnished in writing to the Company by the Lead Managers on behalf of the Managers expressly for use in the Offering Circular.

      (c) The consolidated financial statements of the Company and its subsidiaries, together with related notes, included in the Offering Circular present fairly the financial position of the Company its subsidiaries consolidated at the indicated dates and for the indicated periods. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"), consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included in the Offering Circular present fairly and accurately the information shown therein. The pro forma financial statements of the Company and certain of its subsidiaries and the related notes thereto included in the Offering Circular present fairly and accurately the information shown therein at the dates and for the periods indicated, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The financial information appearing in the Offering Circular presents fairly and accurately the information purported to be shown therein at the dates and for the periods indicated.

      (d) Since the respective dates as of which information is given in the Offering Circular (or given or incorporated by reference in any amendment thereof or supplement thereto), and except as otherwise disclosed therein, there has been no material adverse change in the business or financial condition of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, and the Company and its subsidiaries, on a consolidated basis, have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transaction not in the ordinary course of business.

      (e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular; each of the subsidiaries of the Company, is listed in Schedule II hereto together with the jurisdiction of its incorporation and has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Offering Circular; also set forth on Schedule II is an "Activity List by Entity," setting forth, for the Company and each subsidiary, every jurisdiction in which the Company or each subsidiary, as the case may be, holds any license, originates or services mortgages, has employees, owns or leases property or owns or maintains any other significant asset (including bank accounts) (each, an "Activity"). Except in the state of New Jersey where the failure to be so qualified will not have a materially adverse effect on the business of the Company and the Subsidiaries taken as a whole, the Company and each of its subsidiaries, as the case may be, is duly qualified to transact business in each jurisdiction in which they conduct an Activity as identified on the Activity List by Entity, such jurisdictions being all jurisdictions in which the conduct of their respective businesses requires such qualification.

      (f) The Company and its subsidiaries have good and marketable title to, or valid and enforceable leasehold estates in, all real and personal property owned by them that are material to the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, claims, security interests, encumbrances and defects, except (i) as do not materially interfere with the use made of such properties, (ii) as referred to in the Offering Circular (including the notes to the financial statements included or incorporated by reference therein), or (iii) as could not reasonably be expected, singly or in the aggregate, to have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole.

      (g) Neither the Company nor any of its subsidiaries has received any notice of conflict with, or infringement of, the asserted rights of others with respect to any patents, trademarks, trade names, service marks, copyrights, licenses and other rights necessary for the conduct of the Company's and such subsidiaries' respective businesses as described in the Offering Circular (other than conflicts or infringements that, if proven, would not have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole).

      (h) Each of the Company and its subsidiaries has all requisite power and authority (corporate and other), and is duly licensed by all appropriate regulatory authorities (except where failure to be so licensed would not have a material adverse effect upon the business or financial condition of the Company and its subsidiaries, taken as a whole), to own its properties and conduct its business as it is currently being carried on and as described in the Offering Circular.

      (i) The Company and its subsidiaries have filed all federal, state and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due, other than those for fiscal years which are being contested in good faith and for which adequate reserves have been provided.

      (j) The certificates issued by the trusts established under pooling and servicing agreements to which the Company or any of its subsidiaries is a party were issued and sold by the Company in compliance with all applicable securities laws of each jurisdiction in which such securities have been sold.

      (k) Neither the Company nor any of its subsidiaries (i) is in violation of its respective certificate or articles of incorporation, charter or bylaws or other governing documents, (ii) is in violation or default, or would be in violation or default with notice or lapse of time, of any term of any contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease, permit, authorization or any other agreement or instrument to which the Company or any such subsidiary is a party or by which it is bound, or to which any of the property or assets of the Company or any such subsidiary is subject, which is material to the business or financial condition of the Company and its subsidiaries taken as a whole, or (iii) is in violation of any law, ordinance, governmental rule, permit, judgment, decree, statute, rule or regulation to which it is subject nor has it failed to obtain any license, certificate, permit, franchise or other governmental authorization, registration, acceptance or approval necessary to the ownership, leasing or operation of its property or to the conduct of its business as it is currently being carried on and as described in the Offering Circular, except as are described in the Offering Circular, where any such violation or default would have, individually or in the aggregate, a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole.

      (l) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, or any arbitrator, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries not described in the Offering Circular the disposition of which would result in any material adverse change in the business or financial condition of the Company and its subsidiaries, taken as a whole, or the disposition of which could materially and adversely affect the consummation of transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement or the Debentures.

      (m) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement and the Debentures and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the issuance, sale and delivery of the Debentures pursuant to this Agreement (other than the registration under the Securities Act of the Restricted Debentures and related Conversion Shares), except such as have been obtained and such as may be required under (i) the Securities Act and foreign and state securities or "Blue Sky" laws, (ii) the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD"), (iii) the rules of the Luxembourg Stock Exchange, (iv) the Securities Act with respect to the registration of the Restricted Debentures and related Conversion Shares solely insofar as such registration is required by the terms of the Debentures and the Indenture and (v) the qualification of the Indenture and the Trustee under the TIA.

      (n) No injunction, stop order, restraining order or order of any nature by a federal, state or foreign court of competent jurisdiction has been issued that would prevent or interfere with the issuance of the Debentures (including, but not limited to, any order suspending the use of the Offering Circular or suspending the registration or qualification of the Conversion Shares); no proceedings with the purpose of preventing or interfering with the Offering are pending or, to the Company's knowledge, threatened by any securities or other governmental authority in any jurisdiction (including, without limitation, the United States Securities and Exchange Commission (the "Commission")); no order asserting that any of the transactions contemplated by this Agreement, the Indenture or the Offering Circular, other than the resale of Restricted Debentures or related Conversion Shares pursuant to the Registration Statement described in Section 5(n) hereof, are subject to the registration or prospectus delivery requirements of the Securities Act has been issued; and no order suspending the qualification or exemption from qualification of the Debentures or the Conversion Shares under the Securities Act is in effect and no proceeding for such purpose is pending before or threatened or, to the Company's knowledge, contemplated by the Commission.

      (o) The authorized, issued and outstanding capital stock of the Company, and the capital stock reserved or committed for issuance, is as set forth under the captions "Capitalization",

"Description of Capital Stock", "Recent Developments - J&J Acquisition" and "Management Executive Compensation, - Board of Directors, and - Employee Stock Plans" in the Offering Circular. All of the issued and outstanding shares of Common Stock are duly and validly authorized and issued, and all of the issued and outstanding shares of Common Stock are, and the Conversion Shares when acquired on the terms and conditions specified in the Debentures and the Indenture will be, fully paid and nonassessable. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Conversion Shares pursuant to the Company's certificate of incorporation, bylaws or any oral or written agreement or other instrument to which the Company or any of its subsidiaries is a party or by which either the Company or any of its subsidiaries is bound that is not described in the Offering Circular. Neither the offering and sale of the Debentures, as contemplated by this Agreement, nor the registration, issuance or delivery of the Conversion Shares, as contemplated by the Indenture, the Registration Rights Agreement and the Debentures, gives rise to any rights, other than those which have been waived in writing or satisfied, for or relating to the registration or offering of any shares of capital stock or other securities of the Company. The Common Stock of the Company conforms in all material respects to the statements relating thereto in the Offering Circular.

      (p) The Company owns all of the outstanding capital stock of each of the Company's subsidiaries. All outstanding shares of such capital stock was issued and is owned or held without violation of any preemptive rights. All outstanding shares of such capital stock of each of the Company's subsidiaries that is organized under the laws of a state of the United States have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or one of its subsidiaries free and clear of all liens, encumbrances, security interests, restriction on transfer, stockholders' agreement, voting trust or any other defect of title whatsoever (except for restrictions imposed under the Securities Act or applicable state securities laws and except that all of the outstanding capital stock of Cityscape Funding Corp is pledged to secure certain indebtedness as described in the Offering Circular); (except for 312,501 "A" ordinary shares of (pound)1.00 each in City Mortgage Corporation Limited ("CSC-UK") which are not as yet paid and subject to a (pound)1.00 per share call) all outstanding shares of capital stock of each of the Company's subsidiaries that is organized under the laws of the United Kingdom have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or one of its subsidiaries free and clear of all liens, encumbrances, security interests, restriction on transfer, stockholders' agreement, voting trust or any other defect of title whatsoever (except for restrictions imposed under the Securities Act or applicable foreign and state securities laws). Except as described in the Offering Circular, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the subsidiaries are outstanding.

      (q) The Debentures have been duly and validly authorized by the Company and when the Debentures have been authenticated by the Trustee and issued, executed, delivered and sold by the Company against payment therefore and otherwise in accordance with this Agreement and the Indenture, will have been duly and validly executed, authenticated, issued and delivered and will (i) constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally and by equitable principles, and (ii) be convertible into the Conversion Shares in accordance with the terms thereof and of the Indenture. The Company has a sufficient number of authorized but unissued shares of Common Stock to enable the Company to issue, without further stockholder action, all the Conversion Shares. The Conversion Shares have been duly and validly authorized and reserved for issuance upon conversion of the Debentures and, when issued and delivered upon such conversion, will be duly and validly issued and outstanding, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive or other similar rights. The Debentures and the Conversion Shares, when issued, will conform to the respective descriptions thereof set forth in the Offering Circular.

      (r) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Debentures, and to issue, sell and deliver the Debentures and the Conversion Shares in accordance with and upon the terms and conditions set forth in this Agreement, the Indenture, the Registration Rights Agreement and the Debentures, as the case may be. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance by the Company of this Agreement, the Indenture and the Registration Rights Agreement and the issuance, sale and delivery by the Company of the Debentures and the Conversion Shares.

      (s) The execution, delivery and performance by the Company of this Agreement, the Indenture, the Registration Rights Agreement and the Debentures, the issuance, offering and sale by the Company of the Debentures as contemplated by the Offering Circular, the issuance by the Company of the Conversion Shares upon exercise of the conversion rights contained in the Indenture and the Debentures and the consummation of the transactions contemplated hereby and thereby and compliance with the terms and provisions hereof and thereof, will not (i) violate or conflict with any provision of the certificate or articles of incorporation, charter, bylaws or other governing documents of the Company or any of its subsidiaries, (ii) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or require, except for such consents as have been obtained and are currently in effect, consent under, or the creation or imposition of any lien, charge, security interest or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to the terms of, any agreement, understanding, franchise, license, permit or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or their respective properties or assets may be bound which is material to the business or financial condition of the Company and its subsidiaries, taken as a whole or (iii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, which violation, conflict, breach, default or lien would, in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

      (t) This Agreement has been duly authorized, executed and delivered by the Company.

      (u) The Indenture has been duly and validly authorized by the Company and on the Initial Closing Date will have been duly executed and delivered by the Company (assuming the due authorization, execution and delivery of the Indenture by the Trustee), the Indenture will constitute a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally and by equitable principles. The Indenture will conform to the description thereof set forth in the Offering Circular and will meet the requirements for qualification of indentures contained in the Trust Indenture Act of 1939, as amended (the "TIA").

      (v) The Registration Rights Agreement (the "Registration Rights Agreement") dated the date hereof, between the Company and the Managers has been duly and validly authorized by the Company and on the date hereof will have been duly executed and delivered by the Company. The Registration Rights Agreement conforms to the description thereof set forth in the Offering Circular.

      (w) Neither the Company nor any of its officers and directors (as defined in the Exchange Act Rules and Regulations) has taken or will take, directly or indirectly, prior to the termination of the Offering contemplated by this Agreement and the Offering Circular, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Debentures or the Conversion Shares.

      (x) Neither the Company, nor any of its subsidiaries, is and upon the issuance and sale of the Debentures as herein contemplated and the application of the net proceeds therefrom as described in the Offering Circular under the caption "Use of Proceeds" neither will be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, or an "investment advisor" as such term is defined in the Investment Advisors Act of 1940, as amended.

      (y) In connection with this Offering, the Company has not offered and will not offer Debentures, its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act. The Company has not distributed and will not distribute any Offering Circular or other offering material in connection with the offer and sale of the Debentures or the exchange thereof for Conversion Shares and neither the Company nor any of its representatives (which, for purposes of this Section 4(ii), shall not include the Managers or anyone acting on behalf of any Manager) has engaged in any form of general solicitation or general advertising in connection with this Offering, including, but not limited to, advertisements, articles, notices or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Debentures have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

      (z) The Company is a reporting issuer (within the meaning of Regulation S under the Securities Act).

      (aa)  No  securities  of the  same  class  (within  the  meaning  of  Rule
144A(d)(3) under the Securities Act) as the Debentures are listed on any national securities exchange, registered under Section 6 of the Exchange Act or are quoted in an automated inter-dealer quotation system.

      (bb) Application has been made to list the Debentures on the Luxembourg Stock Exchange subject only to notice of issuance and for clearance of the Rule 144A Debentures through Euroclear and Cedel, and to designate the Debentures for trading on the Private Offerings Resales and Trading through Automated Linkages system of the NASD ("PORTAL").

      (cc) Subject to compliance by the Managers with their several obligations set forth herein, and assuming the accuracy of the Manager's representations and warranties set forth herein, the sale to the Managers and resale by the Managers to the Eligible Purchasers as contemplated herein and in the Offering Circular is exempt from, or not subject to, the registration and prospectus delivery requirements of the Securities Act.

      (dd) Any certificate signed by any officer of the Company and delivered to the Managers or to counsel for the Managers pursuant to this Agreement shall be deemed a representation and warranty by the Company to each Manager as to the matters covered thereby.

      5. Agreements of the Company. The Company covenants and agrees with each of the Managers as follows:

      (a) The Company will not amend or supplement the Offering Circular, unless a copy thereof shall first have been submitted to the Lead Managers within a reasonable period of time prior to the use thereof and the Lead Managers shall have consented to such amendment or supplement which consent shall not be unreasonably withheld. Prior to the completion of the sale of the Debentures by the Managers (which shall not be deemed to be more than 40 days after the Closing Date), the Company will not file any document under the Exchange Act unless the Company has furnished the Lead Managers a copy for their review prior to filing and will not file any such document to which the Lead Managers reasonably object for legal reasons. Prior to the completion of the sale of the Debentures by the Managers (which shall not be deemed to be more than 40 days after the Closing Date), the Company will promptly prepare such amendments or supplements to the Offering Circular as shall be necessary to reflect such facts as shall be disclosed in such filed documents, and provide the Managers as many copies of such amendment or supplement as they shall reasonably request.

      (b) The Company will promptly advise the Lead Managers when, prior to the completion of the sales of the Debentures (which shall not be deemed to be more than 40 days after the Closing Date), any document filed under the Exchange Act shall have been filed with the Commission.

      (c) The Company will notify the Lead Managers promptly, and will confirm such advice in writing, (i) of any request by the securities or other governmental authority of any jurisdiction for any additional information (including, but not limited to, any amendments or supplements to the Offering Circular), (ii) of the issuance by any securities or other governmental authority of any jurisdiction (including, but not limited to, the Commission) of any stop order suspending or preventing the use of the Offering Circular or asserting that the Offering is subject to the registration requirements of the Securities Act, or the initiation of any proceedings for any such purposes or the threat thereof, (iii) of the happening of any event that in the judgment of the Company makes any statement made in the Offering Circular untrue or that requires the making of any changes in the Offering Circular in order to make the statements therein not misleading and (iv) of receipt by the Company or any representative or attorney of the Company of any other communication from any securities or other governmental authority of any jurisdiction (including, without limitation, the Commission) relating to the Debentures or the Offering Circular. If at any time any securities or other governmental authority (including, without limitation, the Commission) shall issue any order described in clause (ii) of the immediately preceding sentence, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Company will prepare and deliver the Offering Circular to the Managers as promptly as practicable after the date hereof.

      (d) If, at any time prior to the completion of the Offering, any event occurs as a result of which the Offering Circular, taken as a whole, as then amended, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend the Offering Circular to comply with the laws of any jurisdiction, the Company will promptly notify the Lead Managers thereof and, subject to Section 5(b) hereof, will prepare an amendment to the Offering Circular that corrects such statement or omission or effects such compliance.

      (e) The Company will deliver to the Managers, without charge, as many copies of the Offering Circular or any amendment thereto as the Managers may reasonably request. The Company consents to the use of the Offering Circular or any amendment or supplement thereto by the Managers in connection with the issuance and sale of the Debentures.

      (f) The Company will arrange for the qualification of the Debentures and the Conversion Shares for sale under the laws of such jurisdictions as the Lead Managers may reasonably designate, will maintain such qualifications in effect so long as required for the sale of the Debentures and the Conversion Shares, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now qualified or required to file such a consent. The Company will promptly advise the Lead Managers of the receipt by the Company of any notification with respect to the suspension of the qualification of the Debentures or the Conversion Shares for sale in any jurisdiction or the initiation or the threatening of any proceeding for such purpose.

      (g) The Company will apply the net proceeds from the sale of the Debentures as set forth under "Use of Proceeds" in the Offering Circular.

      (h) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result, in, or which will constitute, under the Securities Act or otherwise, stabilization of the price of any security of the Company to facilitate the sale or resale of the Debentures.

      (i) The Company will cause each executive officer and director and each of the stockholders listed in Schedule III attached hereto of the Company, on or prior to the date of this Agreement, to enter into an agreement with the Managers to the effect that they will not for a period of 120 days after the date hereof, without the prior written consent of NatWest Securities Limited, directly or indirectly, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose (or announce any offer, sale, grant of any option to purchase or other disposition) of any Debentures, any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, Debentures or shares of Common Stock other than pertinent agreements in effect on the date hereof.

      (j) The Company shall take such action as is necessary to qualify the Conversion Shares for designation on the Nasdaq National Market System ("Nasdaq"), subject only to notice of issuance prior to the date the Debentures become convertible in accordance with their terms and with the terms of the Indenture and for the clearance of the Debentures through Euroclear and Cedel and for the designation of the Rule 144A Debentures as PORTAL eligible.

      (k) The Company shall use reasonable efforts in cooperation with the Lead Managers to obtain permission for the Debentures to be eligible for clearance and settlement through the Depository Trust Company.

      (l) The Company will not, for a period of 120 days following the Initial Closing Date without the prior written consent of NatWest Securities Limited, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Preferred Stock or Common Stock; provided however, that the Company may issue and sell Common Stock pursuant to any employee stock plan of the Company in effect at the Initial Closing Date, the Company may issue Common Stock issuable upon the conversion of the Debentures or the exercise of options outstanding at the Initial Closing Date, and the Company may issue Common Stock in connection with acquisitions, provided such Common Stock is subject to resale restrictions similar to those required by Rule 144 under the Securities Act and for which no registration rights that are exercisable for at least such 120 day period from the Initial Closing Date have been granted.

      (m) For so long as any of the Rule 144A Debentures remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) of the Exchange Act, make available to any holder or beneficial holder of Debentures or Conversion Shares which continue to be restricted securities in connection with any sale thereof to any prospective purchaser of such Debentures or Conversion Shares from such holder or beneficial holder, the information specified in Rule 144A(d)(4) under the Securities Act, and any such 144A information will not, at the date thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

      (n) The Company agrees that it will execute and deliver the Registration Rights Agreement and, on the terms and conditions therein set forth, prepare and file a shelf registration statement (the "Registration Statement") and use reasonable efforts to cause the Registration Statement to be declared effective by the Commission as promptly thereafter as practicable and continuously to maintain the effectiveness of the Registration Statement for the period therein set forth.

      (o) During the period commencing on the Initial Closing Date and ending three years from the last Closing Date, the Company will furnish to the Lead Managers copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock or file with the Commission, Nasdaq or any national securities exchange, and will furnish to each Manager who may so request a copy of each annual or other report it shall be required to file therewith.

      6. Representations and Warranties of the Managers. Each Manager represents and warrants to the Company and agrees that:

      (a) It (i) is not acquiring the Debentures with a view to any distribution thereof or with the intention of offering and selling any of the Debentures in a transaction that would violate the Securities Act or the securities or "Blue Sky" laws of any state of the United States or any other applicable jurisdiction and (ii) will be reoffering and reselling the Debentures only (A) in "offshore transactions" (as defined under Regulation S) pursuant to and in compliance with Regulation S, (B) to QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A and (C) to a limited number of Accredited Investors that execute and deliver a letter containing certain representations and agreements in the form attached as Appendix A to the Offering Circular.

      (b) No form of general solicitation or general advertising, nor any form of directed selling efforts (as defined in Regulation S), has been or will be used by it or any of its representatives in connection with the offer and sale of any of the Debentures, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

      (c) The Managers will solicit offers to buy the Debentures only from, and will offer to sell the Debentures only to, Eligible Purchasers. Each Manager further agrees that it will offer to sell the Debentures only to, and will solicit offers to buy the Debentures only from, persons who in purchasing such Debentures will have or will be deemed to have acknowledged, represented and agreed for the benefit of the Company that: (i) they have acquired a security which has not been registered under the Securities Act; (ii) they will not offer, sell or otherwise transfer such security, prior to the date which is three years after the Initial Closing Date (or such other applicable date under the Securities Act in the event of an amendment of the relevant regulations comprising Rule 144 under the Securities Act) except (A) to Cityscape Financial Corp., (B) pursuant to a registration statement which has been declared effective under the Securities Act, (C) for so long as the security is eligible for resale pursuant to Rule 144A, to a person who the seller reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (D) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act, (E) in a transaction arranged by a broker or dealer registered under the Exchange Act, to an institutional "accredited investor" (within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act) that is acquiring the security for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or (F) pursuant to another available exemption from the registration requirements of the Securities Act as confirmed in an opinion of counsel acceptable in form and substance to the Company and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction; and (iii) they will, and each subsequent holder is required to, notify any purchaser from it of the security of the resale restrictions set forth in (ii) above. If any resale or other transfer of the Restricted Debentures is proposed to be made pursuant to clause (E) above, prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee containing representations and agreements relating to the restrictions on transfer of such Restricted Debentures. Any offer, sale or other disposition pursuant to the foregoing clauses (ii)(D), (E) or (F) is subject to the right of the Company and the Trustee to require the delivery of an opinion of counsel, certifications or other information acceptable to them in form and substance.

      (d) It will take no action, nor fail to take any action, if such action or failure to take such action would have the effect that the offer or sale of the Debentures would not be in compliance with all applicable securities laws and regulations of any country and political subdivision thereof in which the Debentures are to be offered or sold.

      (e) It has (i) not offered or sold and will not, prior to the expiration of the period six months from the last Closing Date, offer or sell in the United Kingdom, by means of any document, any Debentures other than to persons whose ordinary business it is to buy or sell shares or debentures (whether as principal or agent) or in circumstances which do not constitute an offer to the public within the meaning of the Public Offers of Securities Regulations 1995; (ii) complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by them in relation to the Debentures in, from or otherwise involving the United Kingdom; and (iii) issued or passed on and will issue or pass on to any person in the United Kingdom any document received by them in connection with the issuance of the Debentures only if that person is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exceptions) Order 1995, as amended, or is a person to whom the document may otherwise lawfully be issued or passed on.

      (f) Except to the extent permitted under U.S. Treas. Reg. ss.1.163-5(c)(2)(i)(D) (the "D Rules"), (i) it has not offered or sold, and during the restricted period described in the D Rules will not offer to sell, Debentures in bearer form to a person who is within the United States or its possessions or to a United States person, and (ii) it has not delivered and will not deliver within the United States or its possessions definitive Debentures in bearer form that resold during the restricted period described in the D Rules.

      (g) It has, and throughout the restricted period described in the D Rules will have, in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Debentures in bearer form are aware that such Debentures may not be offered or sold during the restricted period described in the D Rules to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules.

      (h) That if it is a United States person, it is acquiring the Debentures in bearer form for purposes of resale in connection with their original issuance and if it retains Debentures in bearer form for its account, it will only do so in accordance with the requirements of U.S. Treas. Reg. ss.1.1635(c)(2)(i)(D)(6).

      (i) With respect to each affiliate that acquires from it Debentures in bearer form for the purpose of offering or selling such Debentures during the restricted period described in the D Rules, such Manager either (x) repeats and confirms the representations and agreements contained in clauses 6(f), 6(g) and 6(h) on such affiliate's behalf or (y) agrees that it will obtain from such affiliate for the Company's benefit the representations and agreements contained in clauses 6(f), 6(g) and 6(h). Terms used in Sections 6(f), 6(g) and 6(h) above and this Section 6(i) have the meanings given to them by the United States
Internal Revenue Code of 1986, as amended, and the regulations thereunder, including the D Rules.

      (j) It has not entered into and will not enter into any contractual arrangements with respect to the distribution or delivery of the Debentures, except with the other Managers, its affiliates or with the prior written consent of the Company.

      7.    Expenses.

      (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Lead Managers with the Company's prior approval, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation and distribution of the Offering Circular and any amendments or supplements thereto, (ii) the preparation, printing, issue, exchange and delivery of the Offering Circular, the Debentures (in both temporary and definitive form) and the Conversion Shares, (iii) the delivery of the Indenture, this Agreement, the agreement among managers, if any, any managers' questionnaire, (iv) furnishing (including costs of shipping and mailing) such copies of the Offering Circular, and all amendments and supplements thereto, as may be reasonably required, (v) the listing of the Debentures on the Luxembourg Stock Exchange, for the designation of the Rule 144A Debentures as PORTAL eligible and for the designation of the Conversion Shares issuable upon conversion of the Restricted Debentures on NASDAQ, (vi) the preparation, filing and delivery of the Registration Statement in connection with the Conversion Shares, and any amendment or supplement thereto, (vii) any filings required to be made by the Managers with the NASD in connection with the Offering, (viii) the qualification of the Debentures for offer and sale under the securities or "Blue Sky" laws of such states in the United States designated pursuant to Section 5(e), including the reasonable fees, disbursements and other charges of counsel to the Managers in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda reasonably requested by the Managers, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder and under the Indenture and the Registration Rights Agreement which are not otherwise provided for in this Section 7(a).

      (b) If the sale of the Debentures is not consummated because any condition to the obligations of the Managers set forth in Section 8 hereof is not satisfied or if for any reason the Company shall be unable to perform its obligations hereunder (other than as a result of any Manager's failure to perform any of its obligations hereunder), the Company will reimburse the several Managers for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Managers) reasonably incurred by them in connection herewith. The Company shall not under any circumstances, including a breach of this Agreement by the Company, be liable to the Managers for the loss of anticipated profits from the transactions covered by this Agreement.

      8. Conditions to Obligations of Managers. The obligations of each Manager hereunder shall be subject to the satisfaction of the following conditions as of the Initial Closing Date and, if any Option Debentures are purchased, as of the Option Closing Date:

      (a) No injunction, stop order, restraining order or order of any nature by a federal, state or foreign court of competent jurisdiction shall have been issued as of the related Closing Date that would prevent or interfere with the issuance of the Debentures; no proceedings with the purpose of preventing or interfering with the Offering are pending or, to the knowledge of the Company or any Manager, threatened by any securities or other governmental authority in any jurisdiction (including, without limitation, the Commission); no order of the Commission asserting that any of the transactions contemplated by this Agreement or the Offering Circular, other than the resale of Restricted Debentures or related Conversion Shares pursuant to the Registration Statement, are subject to the registration or prospectus delivery requirements of the Securities Act has been issued; no order suspending the qualification or exemption from qualification of the Debentures or the Conversion Shares under the securities or "Blue Sky" laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or, to the knowledge of the Company or any Manager, threatened by the authorities of any such jurisdiction; and after the date hereof no amendment or supplement to the Offering Circular shall have been prepared unless a copy thereof was first submitted to the Lead Managers and the Lead Managers shall not have reasonably withheld their consent thereto.

      (b) Since the respective dates as of which information is given in the Offering Circular, (i) there shall not have been any material adverse change in the business operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Offering Circular and (ii) neither the Company nor any of its subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not described in the Offering Circular, if in the reasonable judgment of the Lead Managers any such development makes it impracticable to consummate the sale and delivery of the Debentures by the Managers at the Initial Subscription Price.

      (c) Each of the representations and warranties of the Company contained herein shall be true and correct at the related Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the related Closing Date, with respect to the Option Debentures, shall have been duly performed, fulfilled or complied with.

      (d) The Managers shall have received the opinion, dated the related Closing Date, of Jonah L. Goldstein, Esquire, General Counsel to the Company, in form and substance reasonably satisfactory to the Lead Managers and to counsel to the Managers, substantially in the form of Exhibit A hereto.

      (e) The Managers shall have received the opinion, dated the related Closing Date, of Gibson, Dunn & Crutcher, counsel to the Company, in form and substance reasonably satisfactory to the Lead Managers and to counsel to the Managers, substantially in the form of Exhibit B hereto.

      (f) The Managers shall have received the opinion, dated the related Closing Date, of Travers Smith Braithwaite, counsel to the Company, in form and substance reasonably satisfactory to the Lead Managers and to counsel to the Managers, substantially in the form of Exhibit C hereto.

      (g) The Managers shall have received the opinion, dated the related Closing Date, of Andrews & Kurth L.L.P., counsel for the Managers, in form and substance reasonably satisfactory to the Lead Managers.

      (h) Prior to the time this Agreement is executed, the Managers shall have received from each of the Accountants an agreed upon procedures letter, dated the date of this Agreement, in form and substance satisfactory to the Lead Managers and counsel to the Managers with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Offering Circular, (i) confirming that they are independent accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants, and its interpretations and rulings, and (ii) stating their conclusions and findings with respect to all financial, pro forma and certain other statistical and numerical information contained in the Offering Circular. At the Closing Date and, as to the Option Debentures, the Option Closing Date, each of the Accountants shall have furnished to the Managers a letter, dated the date of its delivery, which shall reaffirm such conclusions and findings as of the related Closing Date on the basis of a review conducted in accordance with the procedures set forth therein.

      (i) At the Initial Closing Date and on the Option Closing Date the Managers shall receive a certificate, dated the date of delivery, executed on its behalf by the Company's President and Chief Financial Officer, in form and substance satisfactory to the Lead Managers, to the effect that each of them severally represent as follows:

            (1) Each signatory of such certificate has carefully examined the Offering Circular and as of the date of such certificate, the Offering Circular, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (2) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct;

            (3) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with; and

            (4) No injunction, stop order, restraining order or order of any nature by a federal, state or foreign court of competent jurisdiction shall have been issued as of the date of such certificate that would prevent or interfere with the issuance of the Debentures; no proceedings with the purpose of preventing or interfering with the Offering are pending or, to his knowledge threatened by any securities or other governmental authority in any jurisdiction (including, without limitation, the Commission); no order of the Commission asserting that any of the transactions contemplated by this Agreement or the Offering Circular, other than the resale of Restricted Debentures or related Conversion Shares pursuant to the Registration
      Statement, are subject to the registration or prospectus delivery requirements of the Securities Act has been issued; no order suspending the qualification or exemption from qualification of the Debentures or the Conversion Shares under the securities or "Blue Sky" laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or, to his knowledge, threatened by the authorities of any such jurisdiction.

      (j) The Registration Rights Agreement shall have been executed on or before the date hereof and the agreements described in Section 5(i) shall have been executed and delivered to the Lead Managers on or prior to the Initial Closing Date.

      (k) The Debentures shall have been accepted for listing on the Luxembourg Stock Exchange and for clearance through Euroclear and Cedel and for the designation of the Rule 144A Debentures as PORTAL eligible.

      (l) The Company and the Trustee, shall have entered into the Indenture Agreement and the Lead Managers shall have received a fully executed original copy thereof.

      (m) The Firm Debentures and the Option Debentures, as the case may be, shall have been made available for inspection and shall have been delivered to the Lead Managers or for the accounts of the Managers as set forth herein.

      (n) The Managers and counsel for the Managers shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

      All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Lead Managers and counsel for the Managers. The Company shall furnish to the Managers such conformed copies of such opinions, certificates, letters and documents in such quantities as the Managers and counsel for the Managers shall reasonably request.

      9.    Indemnification and Contribution.

      (a) The Company will indemnify and hold harmless each Manager, the directors, officers, employees and agents of each Manager and each person, if any, who controls each Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), joint or several, to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular (or any amendment or supplement thereto), or any omission or alleged omission to state a material fact necessary in order to make the statements in the Offering Circular, in light of the circumstances under which they were made, not misleading, and shall reimburse to each Manager and each such controlling person, as incurred, any legal and other expenses reasonably incurred in investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Manager in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular, including any amendment or supplement thereto, in reliance upon and in conformity with information furnished to the Company by or on behalf of such Manager specifically for inclusion therein; and provided, further, that the foregoing indemnity with respect to any untrue statement contained in or omission from a Offering Circular, which is later amended or supplemented, shall not inure to the benefit of the any Manager (or any person, if any, who controls each Manager) from whom the person asserting any such loss, liability, claim, damage or action purchased the Debentures which are the subject thereof, if a copy of the Offering Circular as amended or supplemented was not sent or given by or on behalf of the Manager to such person as of or prior to the written confirmation of the sale of such Debentures to such person and such untrue statement contained in or omission from such Offering Circular prior to such amendment or supplement was corrected in the Offering Circular, as amended or supplemented, and if the Company had previously furnished copies of amended or supplemented Offering Circular to the Manager. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

      (b) Each Manager, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to the same extent as the foregoing indemnity from the Company to each Manager, but only insofar as such losses, claims, liabilities, expenses or damages are based solely on any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular, including any amendment or supplement thereto, made in reliance upon and in conformity with information furnished to the Company by or on behalf of such Manager specifically for inclusion therein. This indemnity shall be in addition to any liability which such Manager may otherwise have.

      (c) Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it so elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of any such action, with counsel reasonably satisfactory to the indemnified party. After receipt of such notice by the indemnified party from an indemnifying party, no indemnifying party will be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense of such action.

      The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of such counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action. In any such case, the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties.

      It is understood that in no event shall the indemnifying parties be liable for the fees, disbursements and other charges of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred and upon receipt of substantiation of such charges as the indemnifying party may reasonably request.

      An indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder, unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

      (d)  In  order  to  provide  for  just  and  equitable   contribution   in
circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Managers, the Company and the Managers will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Managers, such as persons who control the Company within the meaning of the Securities Act or the Exchange Act, officers and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Manages may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Managers on the other. The relative benefits received by the Company, on the one hand, and the Managers on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bears to the total selling concession and combined underwriting and management fee received by the Managers, in each case as set forth in Section 1 hereof. If, but only if, the allocation provided by the foregoing sentences is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Managers, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to the Offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Lead Managers on behalf of the Managers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Managers agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation (even if the Managers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

      Notwithstanding the provisions of this Section 9(d), (i) no Manager shall be required to contribute, cumulatively, any amount in excess of the selling concession and combined underwriting and management fee received by it less any amounts paid by such Manager and (ii) no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Managers' obligations to contribute as provided in this Section 9(d) are several in proportion to their respective subscription obligations and not joint. For purposes of this Section 9(d), any person who controls a party to this Agreement within the meaning of the Securities Act or the Exchange Act will have the same rights to contribution as that party, and each director or officer of the Company will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

      Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this Section 9(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation (x) it or they may have hereunder or otherwise than under this
Section 9(d) or (y) to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have.

      10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Managers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Managers or any controlling person referred to in
Section 9 hereof and (ii) delivery of and payment for the Debentures. The respective agreements, covenants, indemnities and other statements set forth in Sections 7 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

      11. Termination. The obligations of the Managers under this Agreement may be terminated at any time prior to the Initial Closing Date or, with respect to the Option Debentures, on or prior to the Option Closing Date, by notice to the Company from the Lead Managers, without liability on the part of any Manager to the Company, if, prior to delivery and payment for the Debentures, in the sole discretion of the Managers:

            (i) the Company shall have failed, refused or been unable to perform all obligations and satisfy all coon its part to be performed or satisfied hereunder at or prior thereto;

            (ii) trading in any equity securities of the Company shall have been suspended by the Commission or by an exchange that lists the Common Stock;

            (iii) trading in securities generally on Nasdaq, the New York Stock Exchange, the American Stock Exchange, the over-the-counter market, the Luxembourg Stock Exchange or the International Stock Exchange of the United Kingdom and the Republic of Ireland Limited shall have been suspended or limited or minimum or maximum prices shall have been generally established on any such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such exchanges or by order of the Commission or any court or other governmental authority;

            (iv) a general banking moratorium shall have been declared by any United States federal, New York State or United Kingdom authorities; or

            (v) any material adverse change in the financial or securities markets in the United States or the United Kingdom or any outbreak or escalation of hostilities or declaration by the United States or the United Kingdom of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Lead Managers, impracticable to proceed with the Offering or the delivery of the Debentures on the terms and in the manner contemplated by the Offering Circular.

Any termination pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Sections 7 and 9.

      12. Notices. All communications hereunder shall be in writing and, if sent to the Lead Managers, shall be mailed or delivered or telecopied and confirmed in writing to their address set forth on the first page hereof, Attention: Jack Getzelman, and if sent to the Company, shall be mailed, delivered or telecopied and confirmed in writing to the Company at 565 Taxter Road, Elmsford, New York 10523, Attention Robert Grosser.

      13. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Managers, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 9(a) of this Agreement shall also be for the benefit of any person named therein and (ii) the indemnities of the Managers contained in Section 9(b) of this Agreement shall also be for the benefit of the persons named therein. No purchaser of Debentures shall be deemed a successor because of such purchase. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party.

      14. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

      15.  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      16. Waiver of Jury Trial. The Company and the Managers each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

      If the foregoing correctly sets forth the agreement among the Company and the Managers, please indicate your acceptance in the space provided for that purpose below.

                                    Very truly yours,


                                    CITYSCAPE FINANCIAL CORP.


                                    By: /s/ Robert C. Patent
                                        -------------------------------
                                        Name:  Robert C. Patent
                                        Title: Executive Vice President



Accepted:

NATWEST SECURITIES LIMITED
BEAR, STEARNS & CO. INC.
CIBC WOOD GUNDY SECURITIES CORP.
WASSERSTEIN PERELLA SECURITIES, INC.
For themselves and, as Lead Managers,
for each of the several Managers


By:   NATWEST SECURITIES LIMITED


      By:
          --------------------------------

      If the foregoing correctly sets forth the agreement among the Company and the Managers, please indicate your acceptance in the space provided for that purpose below.

                                    Very truly yours,


                                    CITYSCAPE FINANCIAL CORP.


                                    By:
                                        -------------------------------
                                        Name:
                                        Title:



Accepted:

NATWEST SECURITIES LIMITED
BEAR, STEARNS & CO. INC.
CIBC WOOD GUNDY SECURITIES CORP.
WASSERSTEIN PERELLA SECURITIES, INC.
For themselves and, as Lead Managers,
for each of the several Managers


By:   NATWEST SECURITIES LIMITED


      By: /s/ Melvin Rowe
          --------------------------------
          Melvin Rowe
          Director, Equity Capital Markets

                                   SCHEDULE I


                                               Principal Amount
                                              of Firm Debentures
            Managers                            to be Purchased
            --------                            ---------------
NATWEST SECURITIES LIMITED                       $ 56,250,000
BEAR, STEARNS & CO. INC.                           37,500,000
CIBC WOOD GUNDY SECURITIES CORP.                   25,000,000
WASSERSTEIN PERELLA SECURITIES, INC.                6,250,000
                                                 ------------

      Total                                      $125,000,000
                                                 ------------




                                     SchI-1

                                  SCHEDULE II

                            Activity List by Entity

- --------------------------------------------------------------------------------
Entity                        Incorporation           Activity List
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Cityscape Financial Corp.     Delaware
- --------------------------------------------------------------------------------
                                                      New York
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Cityscape Corp.               New York
- --------------------------------------------------------------------------------
                                                      Arizona
- --------------------------------------------------------------------------------
                                                      California
- --------------------------------------------------------------------------------
                                                      Colorado
- --------------------------------------------------------------------------------
                                                      Connecticut
- --------------------------------------------------------------------------------
                                                      Delaware
- --------------------------------------------------------------------------------
                                                      District of Columbia
- --------------------------------------------------------------------------------
                                                      Florida
- --------------------------------------------------------------------------------
                                                      Georgia
- --------------------------------------------------------------------------------
                                                      Hawaii
- --------------------------------------------------------------------------------
                                                      Illinois
- --------------------------------------------------------------------------------
                                                      Indiana
- --------------------------------------------------------------------------------
                                                      Kansas
- --------------------------------------------------------------------------------
                                                      Kentucky
- --------------------------------------------------------------------------------
                                                      Louisiana
- --------------------------------------------------------------------------------
                                                      Maryland
- --------------------------------------------------------------------------------
                                                      Massachusetts
- --------------------------------------------------------------------------------
                                                      Michigan
- --------------------------------------------------------------------------------
                                                      Minnesota
- --------------------------------------------------------------------------------
                                                      Missouri
- --------------------------------------------------------------------------------
                                                      New Hampshire
- --------------------------------------------------------------------------------
                                                      New Jersey
- --------------------------------------------------------------------------------


                                     SchII-1

- --------------------------------------------------------------------------------
Entity                        Incorporation           Activity List
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                      New Mexico
- --------------------------------------------------------------------------------
                                                      North Carolina
- --------------------------------------------------------------------------------
                                                      Ohio
- --------------------------------------------------------------------------------
                                                      Oregon
- --------------------------------------------------------------------------------
                                                      Pennsylvania
- --------------------------------------------------------------------------------
                                                      Rhode Island
- --------------------------------------------------------------------------------
                                                      South Carolina
- --------------------------------------------------------------------------------
                                                      Tennessee
- --------------------------------------------------------------------------------
                                                      Texas
- --------------------------------------------------------------------------------
                                                      Utah
- --------------------------------------------------------------------------------
                                                      Vermont
- --------------------------------------------------------------------------------
                                                      Virginia
- --------------------------------------------------------------------------------
                                                      Washington
- --------------------------------------------------------------------------------
                                                      West Virginia
- --------------------------------------------------------------------------------
                                                      Wisconsin
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
Cityscape Funding Corp.       Delaware
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
City Mortgage Corporation     England and Wales
Limited
- --------------------------------------------------------------------------------
                                                      Scotland
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
City Mortgage Service Limited England and Wales
- --------------------------------------------------------------------------------
                                                      Scotland
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
J&J Securities Limited        England and Wales
- --------------------------------------------------------------------------------
                                                      Scotland
- --------------------------------------------------------------------------------


                                     SchII-2

                                 SCHEDULE III

Robert Grosser
Robert C. Patent
Asher Fensterheim
Jonah L. Goldstein
Arthur Gould
Hollis W. Rademacher
Robert M. Stata
Cheryl P. Carl
Steven P. Weiss
Eric S. Goldstein
Tim S. Ledwick
David A. Steene
Martin H.S. Brand
Gerald Epstein
Jay L. Botchman
Michael Jay
David Johnson


                                    SchIII-1

                                                                     EXHIBIT A

                 Form of Opinion of General Counsel to Issuer

      (1) Each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular; except in the State of New Jersey where the failure to be so qualified will not have a material adverse effect on the Company or its subsidiaries taken as a whole, each of the subsidiaries is duly qualified to transact business in each jurisdiction in which they conduct an Activity, as identified on the Activity List by Entity and in all other jurisdictions, if any, in which the conduct of its business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company and the Subsidiaries taken as a whole; and the outstanding shares of capital stock of each of the subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise set forth in the Offering Circular, are owned by the Company or a Subsidiary free and clear of all liens, encumbrances and security interests, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

      (2) The Statements under the captions "Business - Regulation- US," "Management-Executive Compensation - Employment Agreements," "Certain Transactions - General" and "Shares Eligible for Future Sales" (only to the extent of the number of shares set forth therein) in the Offering Circular, insofar as they are descriptions of contracts, agreements and other legal documents, or refer to statements of law or legal conclusions, have been reviewed by such counsel and are accurate in all material respects.

      (3) Such counsel does not know of any contracts or documents that are material to the business of the Company that are not described in the Offering Circular and any such contracts and documents as are described in the Offering Circular are described accurately in all material respects.

      (4) Such counsel knows of no material legal proceedings pending or threatened against the Company or any of its subsidiaries.

      (5) The execution and delivery of the Subscription Agreement, and the delivery and performance by the Company of the Indenture, the Registration Rights Agreement and +the Debentures, the issuance, sale and delivery of the Debentures, and the reservation for issuance of the Conversion Shares upon conversion of the Debentures will not (i) conflict with any provision of the certificate of incorporation or bylaws of the Company, or (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or will be an event which with notice or lapse of time, or both, would constitute a default) under any agreement, contract, indenture or other instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound.

      As of the date hereof, the Company's subsidiaries have such waivers and consents as shall be necessary to permit them to make dividends, advances and other distributions at such times and in such amounts as shall permit the Company to make payments in respect of the Debentures as and when they come due, in accordance with, and subject to, the terms thereof.

      Such counsel shall also state that in the course of the preparation of the Offering Circular, such counsel participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and the Lead Managers, at which conferences the contents of the Offering Circular and related matters were discussed. Such counsel may state that it did not establish or confirm factual matters and did not verify, and therefore is not passing upon and does not assume any responsibility for, the accuracy or completeness or fairness of the statements contained in the Offering Circular except to the extent set forth below. On the basis of the foregoing, and except for the financial statements and other financial and statistical data included therein, as to which such counsel shall express no opinion or belief, no facts have come to its attention that would lead it to believe that the Offering Circular (or any amendment thereof or supplement thereto made prior to the Initial Closing Date or the Option Closing Date, as the case may be, as of the date of such amendment or supplement), taken as a whole, as of its date or as of the date of its opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

       In rendering this opinion, such counsel may rely as to matters of fact on certifications of responsible public officials.

                                                                  EXHIBIT B

               Form of Opinion of Special Counsel to the Issuer

      (1) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular, and is duly qualified to transact business in each jurisdiction in which it conducts an Activity, as identified on the Activity List by Entity attached to the Subscription Agreement.

      (2) The Company has authorized capital stock as set forth under the caption "Capitalization" in the Prospectus, to such counsel's knowledge, the information concerning the Company's outstanding capital stock as set forth under the caption "Capitalization" in the Offering Circular (excluding the information under "Changes in Equity Capital" as to which such counsel need express no opinion) is accurate and complete (except for information regarding shares issuable pursuant to the Company's stock option and purchase plans); the authorized shares of the Company's Common Stock have been duly authorizThe Conversion Shares initially issuable upon conversion of the Debentures have been duly and validly authorized and reserved for issuance, and such shares, when issued and delivered upon such conversion in the manner provided in the Indenture will be validly issued, fully paid and nonassessable. The Stockholders of the Company do not have preemptive or other rights to subscribe for any shares of Common Stock or any other equity securities of the Company pursuant to the certificate of incorporation or by-laws of the Company or by operation of law. The capital stock of the Company, conforms to the description thereof contained in the Offering Circular and the certificates for the Common Stock, conform to the requirements of the Delaware General Corporation Law and the Nasdaq National Market.

      (3) The statements contained in the Offering Circular under the caption "Certain US Federal Tax Considerations" insofar as they purport to summarize the provisions of statutes or regulations, have been prepared or reviewed by such counsel and such statements are accurate in all material respects; provided that no inference shall be drawn that such counsel is giving any opinion with respect to tax matters as they apply to any particular holder.

      (4) The statements under the captions "Business - Loans - Foreclosure - US" (fourth paragraph only), "Business - Environmental Matters - US," the last paragraph under "Certain Transactions - General," "Description of Capital Stock," "Description of the Debentures" and "Shares Eligible for Future Sale" (except that such counsel need not assume responsibility for the accuracy of the number of shares set forth thereunder in the Offering Circular), insofar as they are descriptions of laws, regulations and rules, of contracts, agreements and other legal documents, or refer to statements of law or legal conclusions, have been reviewed by such counsel and are accurate in all material respects.

      (5) We do not know of any contracts or documents that are material (as identified to such counsel by the Company) to the business of the Company that are not described in the Offering

Circular and any such contracts and documents as are described in the Offering Circular are described accurately in all material respects.

      (6) Pursuant to exemptions under the 1940 Act and based upon no-action letters issued by the staff of the Commission, the Company, or any of its subsidiaries, is not and will not be upon and as a result of the sale of the Debentures and the application of the proceeds therefrom as described in the Offering Circular under the caption "Use of Proceeds," an "investment company", as such term is defined in the 1940 Act.

      (7) Such counsel knows of no material legal proceedings pending or threatened against the Company or any of the Subsidiaries except as set forth in the Offering Circular.

      (8) The execution and delivery of the Subscription Agreement, and the delivery and performance by the Company of the Indenture, the
Registration-Rights Agreement and the Debentures, the issuance, sale and delivery of the Debentures and the reservation for issuance of the Conversion Shares will not (i) conflict with any provision of the certificate of incorporation or bylaws of the Company, or (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or will be an event which with notice or lapse of time, or both, would constitute a default) under any agreement, contract, indenture or other instrument identified to such counsel by the Company as being material to the Company and its subsidiaries.

      (9) The Subscription Agreement and the Registration Rights Agreement have each been duly authorized, executed and delivered by the Company; the description of the Registration Rights Agreement contained in the Offering Circular is accurate in all material respects.

      (10) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of the Subscription Agreement or in connection with the execution, delivery and performance of the Indenture, the Registration Rights Agreement or the sale of the Debentures to the Managers pursuant to the Subscription Agreement, except such as have been obtained and such as may be required under (i) the Securities Act and foreign and state securities or "Blue Sky" laws, (ii) the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD"), (iii) the rules of the Luxembourg Stock Exchange, (iv) the Securities Act with respect to the registration of the Restricted Debentures and related Conversion Shares solely insofar as such registration is required by the terms of the Debentures and the Indenture and (v) the qualification of the Indenture and the Trustee under the TIA.

      (11) The Company has the requisite corporate power and authority, and any approval required by law (other than as may be required by state securities and blue sky laws as to which such counsel need express no opinion) to sell and deliver the Debentures and issue and deliver the Conversion Shares in accordance with and upon the terms and conditions set forth in the Subscription Agreement, the Indenture, the Registration Rights Agreement and the Debentures, perform its obligations under the Indenture, the Registration Rights Agreement and the Debentures.

      (12) The Indenture has been duly authorized, executed and delivered, and assuming the due authorization, execution and delivery thereof by the Trustee, constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other law affecting creditors' rights generally, and to general equitable principles); the description of the Indenture contained in the Offering Circular is accurate in all material respects.

      (13) The Debentures are in the forms contemplated by the Indenture, and have been duly and validly authorized by the Company, and when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of the Subscription Agreement, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally, and to general equitable principles); the description of the Debentures contained in the Offering Circular is accurate in all material respects.

      (14) Assuming the accuracy of the representations and warranties of the Company and the Managers set forth in this Agreement, it is not necessary in connection with the offer, sale and delivery of the Debentures in the manner contemplated by this Agreement to register the sale of Debentures under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

      Such counsel shall also state that in the course of the preparation of the Offering Circular, such counsel participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and the Lead Managers, at which conferences the contents of the Offering Circular and related matters were discussed. Because the purpose of such counsel's professional engagement was not to establish or confirm factual matters and because the scope of such examination of the affairs of the Company did not include the verification of, and such counsel therefore is not passing upon and is not assuming any responsibility for, the accuracy or completeness or fairness of the statements contained in the Offering Circular except to the extent set forth in paragraphs (3) and (4) above and as set forth below. On the basis of the foregoing, and except for the financial statements and other financial and statistical data included therein, as to which such counsel shall express no opinion or belief, no facts have come to its attention that would lead it to believe that the Offering Circular (or any amendment thereof or supplement thereto made prior to the Initial Closing Date or the Option Closing Date, as the case may be, as of the date of such amendment or supplement), taken as a whole, as of its date or as of the date of its opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      In rendering this opinion, such counsel may rely upon certificates of responsible officers of the Company as to matters of fact.

                                                                  EXHIBIT C

Opinion of Counsel to the Issuer as to Certain Matters Governed by English Law

      (1) Each of CMC and the subsidiaries is a company limited by shares duly incorporated under the laws of England and, a search as described in such opinion shall have revealed, no order or resolution for the winding up of CMC and the subsidiaries; no notice of appointment in respect of CMC and the subsidiaries of a liquidator, receiver, administrative receiver or administrator; and no mortgage or charge subsisting over any of the assets of CMC or City Mortgage Financial Services Limited.

      (2) CMC has been duly organized and is validly existing as a corporation in good standing under the laws of England, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular and is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of CMC and its subsidiaries taken as a whole and each of its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular; and the outstanding shares of capital stock of CMC have been duly authorized and validly issued, are fully paid, owned by the Company and are non-assessable except for 312,501 "A" ordinary shares of (pound)1.00 each in CMC which are not as yet paid and subject to a (pound)1.00 per share call); and each of its subsidiaries is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company and its subsidiaries taken as a whole; and the outstanding shares of capital stock of each of its subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by CMC or one of its subsidiaries; and the outstanding shares of capital stock of each of CMC's subsidiaries is owned free and clear of all liens, encumbrances and security interests, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in any such subsidiary are outstanding.

      (2) The statements in the Offering Circular under the captions "Business-UK Overview," "Business - Loans - UK Originations," (second paragraph only) "Business - Loans - Loan Underwriting - UK," (fourth paragraph only) "Business - Loans - Foreclosures - UK," "Business Regulation - UK," "Business-Environmental Matters - UK," the last paragraph under "Management Executive Compensation - Employment Agreements," and "Certain Transactions - CSC-UK Transactions," insofar as they are descriptions of laws, regulations and rules, of written contracts, written agreements and other legal documents, or refer to statements of law or legal conclusions, have been reviewed by such counsel and are accurate in all material respects.

      (3) The contracts and documents governed by English law which are described in the Offering Circular are described accurately in all material respects.

      (4) Such counsel knows of no material legal proceedings pending or threatened against the Company or CMC or any of its subsidiaries in the United Kingdom.

      (5) After due inquiry, such counsel is not aware that the execution and delivery of the Subscription Agreement, and the delivery and performance by the CMC of the Indenture, the Registration Rights Agreement and the Debentures, the issuance, sale and delivery of the Debentures, and the issuance of the Conversion Shares upon conversion of the Debentures will (i) conflict with any provision of the certificate of incorporation or bylaws of the CMC, or (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or will be an event which with notice or lapse of time, or both, would constitute a default) under any agreement, contract, indenture or other instrument identified to such counsel by the CMC as being material to the CMC and its subsidiaries.

      Such counsel shall also state that in the course of the preparation of the Offering Circular, such counsel participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and the Lead Managers, at which conferences the contents of the Offering Circular were discussed, as well as its review of certain documents and other information, and that although such counsel cannot guarantee, and does not assume responsibility for, the accuracy, completeness and fairness of the statements contained or incorporated by reference in the Offering Circular, nothing has come to its attention that would lead it to believe that the Offering Circular (or any amendment thereof or supplement thereto made prior to the Initial Closing Date or the Option Closing Date, as the case may be, as of the date of such amendment or supplement), taken as a whole, as of its date or as of the date of its opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that such counsel need express no belief or opinion with respect to the financial statements and related notes, financial statement schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom.

      In rendering this opinion, such counsel may rely upon certificates of responsible officers of the Company as to matters of fact and, as to matters governed by laws other than the laws of the United Kingdom, on opinions of local counsel in such jurisdiction and on certifications by responsible public officials.


                                      C-2